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                                                                    EXHIBIT 10.9

                                 April 8, 1998

     Gerald R. Leonard ("Buyer") hereby agrees to purchase and Monroe, Inc., a Delaware corporation (the "Company"), hereby agrees to issue and sell to Buyer, Three Hundred (300) shares (the "Shares") of the common stock, par value $.01 per share, of the Company, for an aggregate purchase price of $1,500,000 (the "Purchase Price"). The Purchase Price shall be paid by Buyer by delivery to the Company of a promissory note of Buyer in the form attached hereto.

     Buyer hereby represents and warrants to and agrees with the Company as follows:

     (a) Buyer is acquiring the Shares for investment, for his own account, not as a nominee or agent, and Buyer has no present intention of selling or otherwise distributing all or any of the Shares.

     (b) Buyer acknowledges and understands that the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on an exemption from registration under the Securities Act.

     (c) Buyer understands that the Shares may not be sold, transferred or otherwise disposed of without registration under the Securities Act or an exemption therefrom, and that in the absence of an effective registration statement covering the Shares or an available exemption from registration under the Securities Act, the Shares must be held indefinitely. Buyer is aware that current information about the Company is not now publicly available.

     (d) Buyer acknowledges and understands that if any further transfer of the Shares is to be made in reliance on an exemption under the Securities Act, the Company may require an opinion of counsel satisfactory to it that such transfer may be made pursuant to an exemption under the Securities Act.

     (e) Buyer acknowledges that, so long as appropriate, a legend similar to the following may appear on the certificates representing the Shares:
          "The shares represented by this certificate have not been registered under the Securities Act of 1933 and may not be sold or transferred unless so registered or unless an exemption from registration is available."

     (f) Buyer (i) by reason of his business and financial experience, has such knowledge, sophistication and experience in business and financial matters as to be capable of evaluating the merits and risks of his investment in the Shares, and (ii) believes his financial condition and investments are such that he is able to bear the economic risk of a complete loss of the Shares. Buyer represents and warrants that he has had the opportunity to ask questions and to receive answers from the Company concerning the financial condition, operations and prospects
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          of the Company and the terms and conditions of Buyer's
          investment, as well as the opportunity to obtain any additional information necessary to verify the accuracy of information ` furnished in connection therewith that the Company possesses or can acquire without unreasonable effort or expense.

     (g) Buyer is an "accredited investor" within the meaning of Rule 501(a) under the Securities Act.


                                    /s/ Gerald R. Leonard
                                    ------------------------
                                    Gerald R. Leonard


                                    MONROE, INC.

                                    /s/ James L. Monroe
                                    -------------------------
                                    James L. Monroe, President



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